Exhibit 4(b)

NUMBER INCORPORATED UNDER THE LAWS OF SHARES DELAWARE SERIES A 0% CONVERTIBLE PREFERRED STOCK, $.01 PAR VALUE STREAMLINE HEALTH SOLUTIONS, INC. This Certifies that SPECIMEN is the owner of fully paid and non-assessable Shares of the Capital Stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this day of Stephen H. Murdock, Corporate Secretary Robert E. Watson, President

EXPLANATION OF ABBREVIATIONS The following abbreviations, when used in the inscription of ownership on the face of this certificate, shall be construed as if the were written out in full according to applicable laws or regulations. Abbreviations, in addition to those appearing below, may be used JT TEN As joint tenants with right of survivorship and TEN ENT As tenants by the entireties not as tenants in common UNIF GIFT MIN ACT Uniform Gifts to Minors Act TEN COM As tenants in common CUST Custodian for UNIF TRANS MIN ACT Uniform Transfers to Minors Ac For Value Received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises. Dated 20 In presence of NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT’’), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. CERTIFICATE FOR SHARES OF SPECIMEN Issuedto Dated NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOVER.